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                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 2004

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

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended September 30, 2004 prepared by management without audit by independent auditors and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                             Sept. 30, 2004    June 30, 2004   Dec. 31, 2003
                                             --------------    -------------   -------------
Net assets ................................    $507,270,691     $526,780,137    $478,959,218
Net assets per share of Common Stock ......           25.93            26.87           24.32
      Shares of Common Stock outstanding ..      19,562,777       19,606,477      19,692,777

      Comparative operating results are as follows:

                                                            Nine months ended September 30,
                                                            -------------------------------
                                                                 2004            2003
                                                                 ----            ----
Net investment income ....................................    $ 2,139,984     $ 1,737,273
      Per share of Common Stock ..........................            .11*            .09*
Net realized gain on sale of investments .................     21,786,174      20,595,780
Increase in net unrealized appreciation of investments ...     10,135,449      59,380,203
Increase in net assets resulting from operations .........     34,061,607      81,713,256

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the nine-month period.

      In the quarter ended September 30, 2004 the Corporation repurchased 43,700 shares of its Common Stock at an average price of $21.64. These shares were purchased on the American Stock Exchange. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                    WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
October 20, 2004


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

                          PRINCIPAL PORTFOLIO CHANGES
                          July 1 to September 30, 2004
                    (Common Stock unless specified otherwise)

                                                           Number of Shares
                                                ---------------------------------------
                                                                              Held
                                                                          September 30,
                                                Purchased      Sold           2004
                                                ---------     -------     -------------
Ceridian Corporation ........................    190,000                      400,000
Convergys Corporation .......................    410,000                    1,630,000
Fifth Third Bancorp .........................     85,000                      285,000
Impath Inc. .................................                 490,000              --
Ingram Micro Inc. ...........................                 180,000              --
Laboratory Corporation of America Holdings ..                 100,000              --
McMoRan Exploration Co. .....................    267,000                      267,000
Merck & Co., Inc. ...........................     50,000                      150,000
Primus Guaranty, Ltd. .......................    250,000                      250,000
Roper Industries, Inc. ......................     40,300                      165,000
The TriZetto Group, Inc. ....................    137,000                    1,137,000
Unocal Corporation ..........................    150,000                      400,000
Wind River Systems, Inc. ....................                 113,000         327,000

                             TEN LARGEST INVESTMENTS

                                                  September 30, 2004
                                         -----------------------------------
                                                                     % of      Year First
                                          Cost         Value      Net Assets    Acquired
                                         -----         -----      ----------   ----------
                                              (millions)
The Plymouth Rock Company, Inc. ......   $ 2.2         $93.0        18.3%          1982
Capital One Financial Corporation ....     1.8          27.0         5.3           1994
Murphy Oil Corporation ...............     3.7          26.0         5.1           1974
Brady Corporation ....................     2.3          25.1         5.0           1984
Convergys Corporation ................    27.4          21.9         4.3           1998
Intel Corporation ....................      .4          19.7         3.9           1986
Unocal Corporation ...................    14.7          17.2         3.4           2004
Analog Devices, Inc. .................      .5          16.7         3.3           1987
Flextronics International Ltd. .......     3.8          16.0         3.2           1996
Bank of New York Company, Inc. .......     3.3          14.6         2.9           1993


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                      DUDLEY D. JOHNSON
     President                                             President
     G. L. Ohrstrom & Co., Inc.                            Young & Franklin Inc.
     New York, NY                                          Liverpool, NY

JAY R. INGLIS                                         WILMOT H. KIDD
     Executive Vice President                              President
     National Marine Underwriters, Inc.
     Annapolis, MD

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                WILMOT H. KIDD, President
                CHARLES N. EDGERTON, Vice President and Treasurer
                MARLENE A. KRUMHOLZ, Secretary

                                     OFFICE

                      630 Fifth Avenue, New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll free)
                            www.centralsecurities.com

                CUSTODIAN

                    UMB Bank, N.A.
                       P.O. Box 419226, Kansas City, MO 64141-6226

                TRANSFER AGENT AND REGISTRAR

                    EquiServe Trust Company, N.A.
                       P. O. Box 43069, Providence, RI 02940-3069
                       781-575-2754
                       www.equiserve.com

                INDEPENDENT AUDITORS

                    KPMG LLP
                       757 Third Avenue, New York, NY 10017

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